EXHIBIT 10.10

THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) is made and entered into as of March 17, 2017 (the “Third Amendment Effective Date”) by and among TIER OPERATING PARTNERSHIP LP, a limited partnership formed under the laws of the State of Texas (together with its successors and assigns, the “Borrower”), TIER REIT, INC., a corporation formed under the laws of the State of Maryland (the “Parent”), each of the undersigned Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Parent, the Administrative Agent and the financial institutions initially a signatory to the Credit Agreement (as defined below) together with their successors and assigns under Section 13.5 of the Credit Agreement (the “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 20, 2015 and by that certain Increase and Second Amendment to Amended and Restated Credit Agreement dated as of March 15, 2016, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Third Amendment have agreed to so amend certain terms and conditions of the Credit Agreement to make certain agreed upon modifications on the terms and conditions set forth below in this Third Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized undefined terms used in this Third Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2.	Amendments to Credit Agreement. Effective as set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

a.	Section 1.1 of the Credit Agreement is hereby amended to add the following new definition in the appropriate alphabetical order:
“Third Amendment Effective Date” means March 17, 2017.

b.	The following definitions appearing in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:
“Development Property” means a Property on which the improvements (other than tenant improvements on unoccupied space) related to the development have not been completed.

“Fee Letters” means, collectively, each of those certain fee letters dated as of September 26, 2014, April 20, 2015 and February 17, 2017, by and among the Borrower, the Arrangers, the Administrative Agent and the Syndication Agent.
“Interest Expense” means, for any period, without duplication, (a) total interest expense of the Parent, including capitalized interest not funded under a construction loan interest reserve account but excluding any non-cash interest charges to the extent accruing as the result of hedge ineffectiveness under GAAP, determined on a consolidated basis in accordance with GAAP for such period, plus (b) the Parent’s Ownership Share of Interest Expense of Unconsolidated Affiliates for such period.
“Total Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) cash and Cash Equivalents (other than tenant deposits and other cash and Cash Equivalents that are subject to a Lien or a Negative Pledge or the disposition of which is restricted in any way); plus (b) with respect to all Properties owned (or leased pursuant to a Ground Lease) by the Borrower or any Subsidiary for the 12-month period ending on such date of determination, the quotient of (i) Net Operating Income of the Parent and its Subsidiaries for such 12-month period, divided by (ii) the Capitalization Rate; plus (c) with respect to any Property acquired during the 12-month period ending on such date of determination, the acquisition price paid for all such Properties; plus (d) the GAAP book value of all Development Properties; plus (e) the acquisition price of Unimproved Land, less any GAAP impairment charges specific to any such asset; plus (f) the acquisition price of all mortgage notes receivable and mezzanine loans, less any GAAP impairment charges specific to any such asset. The Borrower’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in the immediately preceding clause (a)) will be included in the calculation of Total Asset Value consistent with the above described treatment for wholly owned assets. For purposes of determining Total Asset Value, Properties which are not valued under subsections (c), (d), or (e), of this definition above, and which either have an Occupancy Rate of less than 85% as of the applicable date of determination or shall have had an Occupancy Rate of 85% or more for less than two (2) consecutive fiscal quarters during the six (6) consecutive fiscal quarter period ending on such date of determination, shall be valued at the greater of (i) gross book value (undepreciated) reported for GAAP purposes and (ii) the capitalized value obtained under subsection (b) of this definition above, provided, however, that any such Property (x) may only be included in the calculation of Total Asset Value with a valuation calculated pursuant to this clause for a maximum of six (6) consecutive fiscal quarters (and thereafter any such Property shall be valued in accordance with subsection (b) above), and (y) may not be included in the calculation of Total Asset Value with a valuation calculated pursuant to this clause if such Property has already been valued pursuant to this clause and subsequently valued in any other manner. Notwithstanding the foregoing, for purposes of determining Total Asset Value, to the extent the amount of Total Asset Value attributable to (A) Properties leased under Ground Leases would exceed 20% of Total Asset Value, such excess shall be excluded, (B) Properties subject to adjustment above for having an Occupancy Rate of less than 85% would exceed

25% of Total Asset Value, such excess shall be excluded, (C) assets of the type described in the foregoing clauses (d), (e), (f) and the Borrower’s Ownership Share of assets held by Unconsolidated Affiliates would exceed, in the aggregate, 30% of Total Asset Value, such excess shall be excluded and (D) Development Properties would exceed 10% of Total Asset Value, such excess shall be excluded.
“Unencumbered Asset Value” means, at a given time, the sum (without duplication) of all of the following of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP applied on a consistent basis: (a) with respect to all Unencumbered Pool Properties owned (or leased pursuant to a Ground Lease) by the Borrower or any Subsidiary for the 12-month period ending on such date of determination, the quotient of (i) Unencumbered NOI (excluding NOI attributable to Development Properties) for the 12-month period ending on such date of determination divided by (ii) the Capitalization Rate, plus (b) with respect to any Unencumbered Pool Property acquired during the 12-month period ending on such date of determination, the acquisition price paid for all such Unencumbered Pool Properties plus (c) the GAAP book value of all Unencumbered Development Properties. Notwithstanding the foregoing, for purposes of determining Unencumbered Asset Value, to the extent the amount of Unencumbered Asset Value attributable to (A) Unencumbered Pool Properties leased under Ground Leases would exceed 10% of Unencumbered Asset Value, such excess shall be excluded and (B) Unencumbered Development Properties would exceed 15% of Unencumbered Asset Value, such excess shall be excluded.
“Unsecured Interest Expense” means, with respect to a Person and for any period, all Interest Expense of such Person for such period attributable to Unsecured Indebtedness of such Person.

c.	Section 1.1 of the Credit Agreement is hereby amended to add the following new definition in the appropriate alphabetical order:
“Unencumbered Development Property” means any Development Property (or any Property that shall have (a) previously been a Development Property, (b) had (i) an Occupancy Rate of less than 85% as of the applicable date of determination or (ii) an Occupancy Rate of 85% or more for less than two (2) consecutive fiscal quarters during the six (6) consecutive fiscal quarter period ending on such date of determination and (c) been valued on a gross book value basis for purposes of calculating Total Asset Value as of the applicable date of determination) that satisfies all of the following requirements as confirmed by the Administrative Agent: (w) such Development Property is owned in fee simple, or leased under a Ground Lease, by the Borrower or a Guarantor; (x) such Development Property is located in a State of the United States of America or in the District of Columbia; (y) regardless of whether such Development Property is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Development Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Development Property; and (z) neither such Development Property, nor if such Development Property is owned by a Subsidiary, any of the Borrower’s direct or indirect ownership interest in such Subsidiary, is subject to (i) any Lien other than Permitted Liens or (ii) any Negative Pledge.

d.
Section 10.1(a) of the Credit Agreement is hereby amended (i) to replace “$1,053,000,000” appearing therein with “$909,185,575” and (ii) to replace “Second Amendment Effective Date” appearing therein with “Third Amendment Effective Date”.

e.	Section 10.1(e) of the Credit Agreement is hereby amended and restated in its entirety as follows: “[Reserved.]”.

3.
Conditions to Effectiveness.    This Third Amendment shall become effective upon (a) the Administrative Agent’s receipt of (i) counterparts of (A) this Third Amendment duly executed and delivered by the Borrower, the Parent, the Administrative Agent and the Requisite Lenders and (B) the Consent and Reaffirmation attached as Annex I hereto duly executed by the Guarantors (the “Consent and Reaffirmation”) and (ii) a Compliance Certificate dated as of the Third Amendment Effective Date and calculated on a pro forma basis for the Parent’s fiscal quarter ending December 31, 2016 signed by a Responsible Officer of the Parent and (b) the payment of all fees and expenses required to be paid on or before the effectiveness of this Third Amendment.

4.	Representations and Warranties. Each of the Parent and the Borrower hereby represent and warrant to the Administrative Agent, each Issuing Bank and each Lender as follows:

a.
Except for changes in factual circumstances specifically and expressly permitted under the Loan Documents, the representations and warranties of the Borrower and each other Loan Party contained in Article VII of the Credit Agreement or any other Loan Document to which any of them is a party, are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date).

b.	No Default or Event of Default exists on the date hereof or would exist immediately after giving effect to this Amendment.

5.
Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Third Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

6.	Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

7.	Miscellaneous. This Third Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Third Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Third Amendment or the Consent and Reaffirmation or any application hereof or thereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Third Amendment or the Consent and Reaffirmation. Each of the Borrower and the Parent represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this Third Amendment. Each of this Third Amendment and the Consent and Reaffirmation shall constitute a Loan Document.
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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

TIER OPERATING PARTNERSHIP LP, as the Borrower

By: Tier GP, Inc., a Delaware corporation, its general partner

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

TIER REIT, INC., as the Parent

By:	/s/ Dallas E. Lucas
Name:	Dallas E. Lucas
Title:	Chief Financial Officer

Signature Page to
Third Amendment to
Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, an Issuing Bank, the Swingline Lender, and a Lender

By: /s/ Dale Northup
Name:    Dale Northup
Title:    Senior Vice President

Signature Page to
Third Amendment to
Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as an Issuing Bank and as a Lender

By:	/s/ Ryan M. Dempsey Name: Ryan M. Dempsey Title: Authorized Officer

Signature Page to
Third Amendment to
Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Sergio Reyes
Name: Sergio Reyes
Title: SVP

Signature Page to
Third Amendment to
Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Ashish Tandon
Name: Ashish Tandon
Title: Vice President

Signature Page to
Third Amendment to
Amended and Restated Credit Agreement

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Michael J. Sedivy
Name: Michael J. Sedivy
Title: Senior Vice President

Signature Page to
Third Amendment to
Amended and Restated Credit Agreement

FIFTH THIRD BANK, an Ohio banking corporation, as a Lender

By: /s/ Michael Glandt
Name: Michael Glandt
Title: Vice President

Signature Page to
Third Amendment to
Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Joseph J. Seroke
Name: Joseph J. Seroke
Title: Vice President

Signature Page to
Third Amendment to
Amended and Restated Credit Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By: /s/ James Rolison
Name: James Rolison
Title: Managing Director

By: /s/ Joanna Soliman
Name: Joanna Soliman
Title: Vice President

Signature Page to
Third Amendment to
Amended and Restated Credit Agreement

ANNEX I
CONSENT AND REAFFIRMATION
March 17, 2017
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Third Amendment to Amended and Restated Credit Agreement dated as of June 30, 2015 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 20, 2015, by that certain Increase and Second Amendment to Amended and Restated Credit Agreement dated as of March 15, 2016, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among TIER OPERATING PARTNERSHIP LP, a limited partnership formed under the laws of the State of Texas (together with its successor and assigns, the “Borrower”), TIER REIT, INC., a corporation formed under the laws of the State of Maryland (the “Parent”), the Lenders party thereto from time to time and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), which Third Amendment is dated as of March 17, 2017 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement as amended by the Amendment.
Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified.

[Signature Pages Follow]

GUARANTORS:

TIER REIT, INC., a Maryland corporation

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

IPC FLORIDA III HOLDINGS, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

IPC FLORIDA III, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

IPC (US), LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

101 SOUTH TRYON GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

101 SOUTH TRYON LP, a Delaware limited partnership

By: 101 SOUTH TRYON GP, LLC, a Delaware
limited liability company, its general partner

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

Signature Page to
Consent and Reaffirmation

BUENA VISTA PLAZA GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

BUENA VISTA PLAZA LP, a Delaware limited partnership

By: BUENA VISTA PLAZA GP, LLC, a Delaware
limited liability company, its general partner

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

BURNETT PLAZA GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

BURNETT PLAZA LP, a Texas limited partnership

By: BURNETT PLAZA GP, LLC, a Delaware
limited liability company, its general partner

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

CENTREPORT OFFICE CENTRE GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

Signature Page to
Consent and Reaffirmation

CENTREPORT OFFICE CENTRE LP, a Texas limited partnership

By: CentrePort Office Centre GP, LLC,
a Delaware limited liability company, its
general partner

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

TR ELDRIDGE GP, LLC, a Texas limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

TR ELDRIDGE LP, a Texas limited partnership

By: TR Eldridge GP, LLC,
a Texas limited liability company, its
general partner

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

IPC REALTY II, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

IPC LOOP CENTRAL HOLDINGS, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

Signature Page to
Consent and Reaffirmation

IPC LOOP CENTRAL, LP, a Delaware limited partnership

By: IPC REALTY II, LLC, a Delaware limited liability company, its general partner

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

IPC LP/WP HOLDINGS, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

IPC LOUISVILLE PROPERTIES, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

TR TERRACE GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

TR TERRACE LP, a Delaware limited partnership

By: TR TERRACE GP, LLC, a Delaware limited liability company, its general partner

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

WOODCREST IV, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

Signature Page to
Consent and Reaffirmation

5950 SHERRY PROPERTY, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

WOODCREST HOLDING, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

WOODCREST I, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

WOODCREST II, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

WOODCREST III, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

WOODCREST ROAD ASSOCIATES, L.P., a Pennsylvania limited partnership

By: WOODCREST I, LLC, a Delaware limited liability company, its general partner

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

Signature Page to
Consent and Reaffirmation

WOODCREST ROAD URBAN RENEWAL, LLC, a New Jersey limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

TR DOMAIN, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

BURNETT PARKING LP, a Delaware limited partnership

By: Burnett Parking GP, LLC, a Delaware limited liability company, its general partner

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

BURNETT PARKING GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

TIER PARTNERS, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

TIER BUSINESS TRUST, a Maryland statutory trust

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

TIER BT, INC., a Delaware corporation

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

Signature Page to
Consent and Reaffirmation

IPC METROCENTER, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

IPC METROCENTER HOLDINGS, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

IPC RETAIL PROPERTIES, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

THREE PARKWAY HOLDING, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

THREE PARKWAY, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

TR ELDRIDGE PLACE GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

TR ELDRIDGE PLACE LP, a Delaware limited partnership

By: TR Eldridge Place GP, LLC, a Delaware limited liability company, its general partner

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

Signature Page to
Consent and Reaffirmation

TWO BRIARLAKE PLAZA GP, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

TWO BRIARLAKE PLAZA LP, a Delaware limited partnership

By: TWO BRIARLAKE PLAZA GP, LLC, a Delaware limited liability company, its general partner

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

IPC 500 PRATT STREET, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

IPC 500 PRATT STREET HOLDINGS, LLC, a Delaware limited liability company

By:    /s/ Dallas E. Lucas
Name:    Dallas E. Lucas
Title:    Chief Financial Officer

Signature Page to
Consent and Reaffirmation